2 Safe Harbor 1Q26 Earnings Call Presentation This presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

3 1Q26 Performance Highlights Seasonal arctic activity drives strong earnings and operating cash flow Supportive dry bulk market conditions and strong operating execution, resulted in TCE rates outperforming benchmark Panamax, Supramax and Handysize indices by 20%. Adjusted EBITDA of $25.2 million, increase of 70% year-over-year, driven by a 14% increase in shipping days and a 34% improvement in TCE rates. As of May 11, 2026 booked 4,051 days at an average of $18,808/day driven by a continued focus on premium cargo opportunities and prudent risk management while navigating higher fuel costs. Continue to execute on key capital allocation priorities, maintaining cash dividend of $0.05 per common share, to be paid on June 15, 2026. In 1Q26, entered into an agreement to sell the 2006-built Bulk Xaymaca for $9.6 million; expected to complete in May of 2026. First quarter 2026 GAAP net income of $13.3 million, or $0.21 per share and Adjusted net income of $7.0 million, or $0.11 per share. First quarter 2026 cash flow from operations was $4.5 million, combined with debt repayment and shareholder capital returns during the quarter resulted in unrestricted cash and cash equivalents of $89.7 million at quarter-end and net leverage of 2.4x.

4 1Q 2026 Performance Summary Adjusted EBITDA $s in Millions Adjusted EPS $s per Share TCE Rate $s per Shipping Day Operating Cash Flow $s in Millions

5 Outperforming Industry Benchmark Our TCE has exceeded the market by an average of 24% on a trailing 5-year basis Cargo Focused Business Model Consistently Delivers Above-Market Performance • Current 2Q26 booked TCE rate of $18,808, a 24% premium to the market average through the quarter.* • Our niche, higher-margin trades, long-term COAs and charter-in strategy remain key areas of differentiation. * Q2 26 estimated TCE performance based on shipping days booked as of May 11, 2026 **Average of the published Panamax, Supramax and Handysize indices, net of commission

6 Return of Capital Program Quarterly cash dividend and share repurchase program, support long-term shareholder value creation Annual Dividend Payout Ratio % of Adjusted Net Income Total Annual Cash Dividend Paid $s per Share Annual Dividend Coverage Ratio Ratio of Operating Cash Flow to Dividends Issued Strong cash flow and profitability support consistent return of capital through the cycle Consistent dividend payout amid strategic execution and fleet growth $12 million repurchase authorization allows for flexible and opportunistic capital deployment

7 Balance Sheet Update Ample liquidity to support ongoing growth of business Continue to opportunistically invest in modern and compliant vessel fleet to meet customer cargo requirements on demand Strong financial position underpinned by $89.7 million cash balance and 2.4x net leverage as of March 31, 2026 Capital allocation priorities will be balanced between fleet investment, debt repayment, opportunistic M&A and shareholder returns 1) Total net debt as of 12/31/24 reflects $100mm in incremental finance lease obligations assumed as part of the SSI acquisition, which closed on 12/30/24. 2) Total net debt and total cash for 1Q26 (as of 3/31/26) exclude $0.3 million in restricted cash related to a bank guarantee issued in connection with the Company’s insurance arrangements. (1) (2) (2)

Macro Shipping Outlook

Focused on providing comprehensive logistics solutions with targeted dry bulks

Near Term Outlook

(1H 2026)

- Market strength supported by robust demand and ton-mile growth as rerouting around geopolitical disruptions extends voyage distances.
- Rising Chinese iron ore imports and Indonesian coal exports have been key catalysts behind the firmer-than-usual market backdrop.
- The Middle East conflict has driven fuel costs higher, increasing the need for prudent risk management.

Medium Term Outlook

(2026 - 2027)

- Global ton-mile demand is expected to grow ~2-3%% in 2026 vs. 2025, supported by longer sailing distances and shifting trade routes.
- The 2nd half of the year is usually supported by an increase in Brazilian iron ore export.
- Global dry bulk market conditions are expected to remain constructive despite increasing new build deliveries

Long-Term Outlook

(2028 & Beyond)

- Potential for emissions-free fuel alternatives creates regional opportunities for fleet renewal and niche offerings.
- Changes in commodity flows from global to regional could lead to additional tonne-mile demand in the sub-cape sector.
- Opportunities for mineral exploration in the Arctic support long-term growth in a key niche market.

8

9 Value Creation Strategy Durable business model insulated from macro volatility – focused on deploying capital to drive above-sector growth Integrated shipping-logistics model • Provide solutions to customer supply chain issues • More efficient, lower total cost of delivery for customer • Adds volume and margins to PANL ocean freight offerings High fleet utilization • Utilize chartered in fleet to arbitrage vessel positions and provide more revenue days Organic investment • Expand capabilities to offer cargo movement beyond ocean transportation • Grow terminal operations presence into new strategically located ports • Expand owned fleet for growth using our unique business plan • Apply consistent approach to expand and renew fleet Inorganic investment • Purchase vessels in support of existing long-term COAs, to maximize returns • Acquire logistics companies to grow in logistics sector Return of capital • Sustain consistent dividend approach, not a payout formula • Conserve capital for fleet renewal and opportunistic growth • Compensate for volatility of sector by maintaining reasonable liquidity Balance sheet optionality • Promote historical lending relationships, sustainable business plan, and consistent performance to help provide favorable lending terms • Maintain low net leverage and substantial free cash generation to provide flexibility in financing growth projects • Consider joint ventures to help mitigate risks and create synergies

10 Investment Conclusion Small-cap growth play with stable return of capital program Integrated shipping-logistics model delivering consistent, above-market returns Focused on consistently high fleet utilization to drive operating leverage Positioned to benefit from tightening global supply of dry-bulk vessels amid continued demand growth Growing on-shore logistics offering provides significant, incremental revenue opportunities Leading position within Ice-Class trades supports superior earned TCE rates Disciplined capital allocation strategy Long-term cargo-based contracts provide multi-year demand visibility Significant balance sheet optionality to pursue growth, low net leverage

Confidential: Pangaea Logistics Solutions Appendix

12 Selected Balance Sheet Data March 31, 2026 December 31, 2025 (in thousands,may not foot due to rounding) Current Assets Cash and cash equivalents $ 89,744 $ 103,054 Accounts receivable, net 61,280 55,854 Other current assets 99,766 56,868 Total current assets $ 250,790 $ 215,776 Restricted cash 270 270 Fixed assets, including finance lease right of use assets, net 691,539 704,384 Goodwill 3,105 3,105 Other Non-current Assets 4,991 4,561 Total assets $ 950,695 $ 928,096 Current liabilities Accounts payable, accrued expenses and related party payable $ 74,551 $ 55,063 Current portion long-term debt and finance lease liabilities 49,750 46,882 Other current liabilities 29,285 26,089 Total current liabilities 153,586 128,034 Secured long-term debt and finance lease liabilities, net 310,278 325,326 Total Pangaea Logistics Solutions Ltd. equity 441,058 429,333 Non-controlling interests 45,773 45,403 Total stockholders' equity 486,831 474,736 Total liabilities and stockholders' equity $ 950,695 $ 928,096

13 Selected Income Statement Data (1) Adjusted EBITDA is net income (or loss) under U.S. GAAP, excluding interest expense and income, income taxes, depreciation and amortization, impairment losses, gain or loss on vessel sales, sale and leaseback losses, share-based compensation, non-operating items, and other non-recurring items. Management and certain investors use Adjusted EBITDA to assess operating performance, and Pangaea’s Board reviews it periodically. It is a non-GAAP measure and may differ from definitions used by other companies. (in thousands,may not foot due to rounding) Three Months Ended March 31, 2026 Revenues: Voyage revenue $ 152,000 $ 109,660 Charter revenue 12,442 9,993 Terminal & stevedore revenue 6,139 3,149 Total revenue 170,580 122,802 Expenses: Voyage expense 73,739 60,307 Charter hire expense 39,177 17,641 Vessel operating expenses 20,562 22,178 Terminal Expenses 4,375 2,551 General and administrative 10,027 7,274 Depreciation and amortization 11,876 9,923 Loss on vessel held for sale 358 — Total expenses 160,114 119,875 Income from operations 10,466 2,926 Total other expense, net 3,199 (5,125) Net income (loss) 13,665 (2,199) (Income) loss attributable to non-controlling interests (371) 218 Net income (loss) attributable to Pangaea Logistics Solutions Ltd. $ 13,294 $ (1,981) Adjusted EBITDA (1) $ 25,199 $ 14,827

14 Reconciliation of Non-GAAP Measures Three Months Ended March 31, 2026 Three Months Ended March 31, 2025 Net Transportation and Service Revenue Gross Profit $ 20,888 $ 10,228 Add: Vessel Depreciation and amortization 11,840 9,923 Net transportation and service revenue $ 32,727 $ 20,152 Adjusted EBITDA Net income (loss) $ 13,665 $ (2,199) Interest expense, net 3,892 5,702 Depreciation and amortization 11,876 9,923 Income tax provision (included in Other income / expense) 315 53 EBITDA (Non-GAAP) $ 29,747 $ 13,479 Adjustments to EBITDA Loss on vessel held for sale 358 — Share-based compensation 1,700 1,532 Unrealized gain on derivative instruments, net (6,606) (184) Adjusted EBITDA $ 25,199 $ 14,827

15 Reconciliation of Non-GAAP Measures In thousands, except per share amounts (earnings per common share and adjusted earnings per common share). Three Months Ended March 31, 2026 Three Months Ended March 31, 2025 Earnings Per Common Share Net income attributable to Pangaea Logistics Solutions Ltd. $ 13,294 $ (1,981) Weighted average number of common shares - basic 64,193 63,851 Weighted average number of common shares - diluted 64,776 63,851 Earnings per common share - basic $ 0.21 $ (0.03) Earnings per common share - diluted $ 0.21 $ (0.03) Adjusted EPS Net income (loss) attributable to Pangaea Logistics Solutions Ltd. $ 13,294 $ (1,981) Non-GAAP Add: Loss on vessel held for sale 358 — Unrealized gain on derivative instruments (6,606) (184) Non-GAAP adjusted net income attributable to Pangaea Logistics Solutions Ltd. $ 7,046 $ (2,164) Weighted average number of common shares - basic 64,193 63,851 Weighted average number of common shares - diluted 64,776 63,851 Adjusted EPS - basic $ 0.11 $ (0.03) Adjusted EPS - diluted $ 0.11 $ (0.03)